UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Second Amendment

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 28, 2016

US Nuclear Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54617	45-4535739
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

7051 Eton Avenue

Canoga Park, CA 91303

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(818) 883-7043

(ISSUER TELEPHONE NUMBER)

 N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A (Second Amendment) has been submitted to correct a clerical error in the identification of the Company’s Transfer Agent. The Company’s Transfer Agent is Action Stock Transfer located at 2469 E. Fort Union Boulevard in Salt Lake City, Utah 84121 (phone number (801) 274-1088). The Company’s prior press release was also amended to clarify a clerical error associated with the Company’s Over-the-Counter marketplace, which should have reflected OTC Markets Pink Sheets and OTC Bulletin Board as opposed to OTCQB.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Private Offering of Restricted Securities Under Rule 506(b) of Regulation D

On June 28, 2016, the Board of Directors for US Nuclear Corp., a Delaware corporation (the “Company”), authorized a private offering of restricted shares of its common stock to accredited investors, as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), or to a limited number of sophisticated investors, as allowed for by the Securities Act. This offering is being made in reliance on exemptions from registration pursuant to Section 4(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder and applicable state securities laws. The offering is currently set to terminate by or before August 31, 2016; however, it can be extended by the Board of Directors through a resolution.

The Company is offering 2,000,000 shares of its common stock at $0.30/per share with a minimum purchase of 35,000 shares. The Company may be required to seek additional funding in the future through the issuance of equity or debt, either of which is likely to result in dilution to holders of the stock sold in the offering. The Company might utilize the services of a registered representative under the rules promulgated by the Financial Industry Regulatory Authority (“FINRA”) to sell its shares, which might result in commissions being paid, and disclosed on Form D with the United States Securities and Exchange Commission.

The shares of common stock will be sold pursuant to the terms of the Subscription Agreement (the “Subscription Agreement”) as described in the offering memorandum. There is no impound requirement in this offering and, as such, any funds received from this offering may be used by the Company at any time. The Company is currently listed on the OTC Markets Pink Sheets and OTC Bulletin Board exchange operated by FINRA under the symbol “UCLE”. The Company is DTC eligible under the rules promulgated by the Depository Trust and Clearing Corporation, and its transfer agent is Action Stock Transfer located at 2469 E. Fort Union Boulevard in Salt Lake City, Utah 84121 (phone number (801) 274-1088).

The inclusion of the offering memorandum as an exhibit hereto is not intended as a means of solicitation; rather, it is being disclosed as an event determined by the Board of Directors to be relevant and necessary as part of its ongoing reporting obligations under the Securities Exchange Act of 1934. The Company issued a press release regarding this offering disclosing, amongst other things, that the release is not to be construed as a direct or indirect solicitation.

The Company’s offering has been amended to reflect the correct transfer agent.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits:

Exhibit No.	Document
10.1 10.2	Private Offering Memorandum Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Nuclear, Inc.

By:  /s/ Robert Goldstein

Name:  Robert Goldstein

Title: Chief Executive Officer and President

Dated: September 1, 2016

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